PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

The following information has been provided to aid you in your analysis of the financial aspects of the acquisition by MTM Technologies, Inc. (the "Company") of the assets and business operations of Network Catalyst, Inc. ("Network Catalyst") consummated on September 17, 2004. This information was derived from
(i) the audited consolidated financial statements of the Company for the year ended March 31, 2004, (ii) the unaudited consolidated financial statements of the Company for the three months ended June 30, 2004 and June 30, 2003, (iii) the audited financial statements of Network Catalyst for the six months ended June 30, 2004 and for the year ended December 31, 2003, and (iv) the financial records of Network Catalyst. The information should be read together with the historical financial statements and related notes of the Company and Network Catalyst.

The unaudited pro forma adjustments are based on management's preliminary estimates of the value of the tangible and intangible assets and liabilities acquired. As a result, the actual determination of the value of the tangible and intangible assets and liabilities acquired may differ materially from those presented in these unaudited pro forma condensed combined financial statements. A change in the unaudited pro forma condensed combined balance sheet adjustments of the purchase price for the acquisition would primarily result in the reallocation effecting the value assigned to tangible and intangible assets. The income statement effect of these changes will depend on the nature and the amount of the assets or liabilities adjusted.

The unaudited pro forma condensed combined financial statements are presented for informational purposes only and are not necessarily indicative of the financial position or results of operations of the Company that would have occurred had the purchase been consummated as of the dates indicated below in the section titled "Periods Covered." In addition, the unaudited pro forma condensed combined financial statements are not necessarily indicative of the future financial condition or operating results of the Company.

ACCOUNTING TREATMENT

The acquisition of Network Catalyst is accounted for under the purchase method of accounting, with the Company as the acquirer. As a result, the Company will record the assets and liabilities of Network Catalyst at their estimated fair values and will record as goodwill the excess of the purchase price over such estimated fair values. The unaudited pro forma condensed combined financial statements reflect the preliminary estimates of the allocation of the purchase price for the acquisition that may be adjusted in the future, including any earnout payments. As agreed among the parties, the operating results from the Network Catalyst acquisition have been combined with the results of the Company commencing September 17, 2004.

PERIODS COVERED

     The following unaudited pro forma condensed combined balance sheet as of June 30, 2004 is presented as if the acquisition had occurred on June 30, 2004. The unaudited pro forma condensed combined statements of operations for the year ended March 31, 2004 and the three months ended June 30, 2004 and June 30, 2003 are presented as if the acquisition was consummated as of April 1, 2003, April 1, 2004 and April 1, 2003, respectively.

                   PRO FORMA CONDENSED COMBINED BALANCE SHEET
                                  JUNE 30, 2004
                                   (UNAUDITED)

                                                MTM TECHNOLOGIES, INC.       NETWORK          PRO FORMA        PRO FORMA
                                                 AND SUBSIDIARIES(a)    CATALYST, INC.(b)   ADJUSTMENTS(c)     COMBINED
                                                ---------------------   -----------------   --------------    -----------
                ASSETS

Current Assets:
  Cash and cash equivalents                          $ 4,569,230          $       -      (A)  $ 5,500,000     $ 5,569,230
                                                                                         (B)     (500,000)
                                                                                         (C)   (4,000,000)
  Restricted cash                                      1,000,000                                                1,000,000
  Accounts receivable - trade, net of allowance       11,999,407            7,681,630                          19,681,037
  Inventories                                            888,925              871,528                           1,760,453
  Prepaid expenses and other current assets              499,440              331,382                             830,822
                                                    -------------        -------------       -------------   -------------
Total current assets                                  18,957,002            8,884,540           1,000,000      28,841,542
  Advances to related parties                                -              1,294,969    (D)   (1,294,969)            -
  Property and Equipment, net                          2,423,916              265,488                           2,689,404
  Goodwill                                             3,228,729                  -      (B)      500,000       8,516,529
                                                                                         (C)    5,000,000
                                                                                         (D)     (212,200)
  Other Assets                                           142,612               38,578                             181,190
                                                    -------------        -------------       -------------   -------------
Total Assets                                         $24,752,259          $10,483,575         $ 4,992,831     $40,228,665
                                                    =============        =============       =============   =============

  LIABILITIES AND SHAREHOLDERS' EQUITY

Current Liabilities:
  Bank overdraft                                     $       -            $   225,925         $       -       $   225,925
  Secured notes payable                                5,518,935                  -                             5,518,935
  Inventory financing agreements                       5,141,091                  -                             5,141,091
  Accounts payable and accrued expenses                4,403,079            8,060,659                          12,463,738
  Advances from related party                                  -              200,000    (D)     (200,000)            -
  Deferred revenue                                       971,965              689,822                           1,661,787
  Current portion of capital lease obligations            12,400                  -                                12,400
                                                    -------------        -------------       -------------   -------------
Total current liabilities                             16,047,470            9,176,406            (200,000)     25,023,876

Shareholders' Equity:
  Series A convertible Preferred Stock                 2,900,000                         (A)    5,128,000       8,028,000
  Common stock                                             4,751               23,150    (D)      (23,150)          5,441
                                                                                         (C)          625
  Additional paid-in capital                          18,509,350            1,386,000    (D)   (1,386,000)     19,880,660
                                                                                         (A)      372,000
                                                                                         (C)      999,375
  Accumulated deficit                                (12,709,312)            (101,981)   (D)      101,981     (12,709,312)
                                                                                                                      -
                                                    -------------        -------------       -------------   -------------
Total shareholders' equity                             8,704,789            1,307,169           5,192,831      15,204,789
                                                    -------------        -------------       -------------   -------------
Total Liabilities and Shareholders' Equity           $24,752,259          $10,483,575         $ 4,992,831     $40,228,665
                                                    =============        =============       =============   =============


(a) Represents historical balance sheet of MTM Technologies, Inc. as of June 30, 2004 derived from the consolidated financial statements included in MTM Technologies, Inc. Quarterly Report on Form 10-Q for the three months ended June 30, 2004.

(b) Represents historical balance sheet of Network Catalyst, Inc. as of June 30, 2004 derived from the audited financial statements of Network Catalyst, Inc. for the six months ended June 30, 2004.

(c) The pro forma adjustments give effect to the financing of the acquired net assets of Network Catalyst, Inc. as if the acquisition was consummated as of June 30, 2004.

(A) To give effect to the investment by Pequot Private Equity Fund III, LLP and Pequot Offshore Private Equity Partners III, L.P. (collectively "Pequot"). This investment by Pequot consists of $5,500,000 to purchase Series A Convertible Preferred Stock and related warrants. The warrants issued in connection with this issuance of Series A Preferred Stock shall expire on the fourth anniversary of the closing date of the issuance and sale of such Series A Preferred Stock. These warrants, with an exercise price of $3.44, are exercisable at any time to purchase one share of MTM Technologies, Inc. common stock for every five shares of Series A Preferred Stock issued and sold.

(B) To give effect to the estimated acquisition costs, such as legal and accounting, capitalized during the period.

(C) To give effect to the acquired net assets of Network Catalyst, Inc. as if the acquisition was consummated as of June 30, 2004, with cash consideration of $4,000,000 and stock consideration of $1,000,000. The market price of the common stock as of September 17, 2004 was $1.60 per share.

(D) To give effect to the elimination of Network Catalyst, Inc. historical equity and related party net assets not acquired and to record goodwill associated with the estimated fair value of net assets acquired as if the acquisition was consummated as of June 30, 2004.

              PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                        FOR THE YEAR ENDED MARCH 31, 2004
                                   (UNAUDITED)

                                                MTM TECHNOLOGIES, INC.       NETWORK          PRO FORMA        PRO FORMA
                                                 AND SUBSIDIARIES(a)    CATALYST, INC.(b)   ADJUSTMENTS(c)     COMBINED
                                                  (MARCH 31, 2004)     (DECEMBER 31, 2003)
                                                ---------------------   -----------------   --------------    -----------
NET REVENUES:
Products                                             $38,976,121          $24,346,558                         $63,322,679
Services                                              13,288,148            7,545,338                          20,833,486
                                                    -------------        -------------                       -------------
                                                      52,264,269           31,891,896                          84,156,165
                                                    -------------        -------------                       -------------
COSTS AND EXPENSES:                                          -
Cost of products sold                                 37,756,828           21,392,596                          59,149,424
Cost of services provided                             12,103,374            5,877,849                          17,981,223
Selling, general and administrative expenses          10,025,596            4,382,383                          14,407,979
                                                    -------------        -------------                       -------------
                                                      59,885,798           31,652,828                          91,538,626
                                                    -------------        -------------                       -------------

Other Income                                               6,431                  -                                 6,431

Interest expense                                         493,759              310,936                             804,695
                                                    -------------        -------------                       -------------
NET (LOSS)                                           $(8,108,857)         $   (71,868)                        $(8,180,725)
                                                    =============        =============                       =============

Net (loss) per common share:
  Basic and diluted                                  $     (1.72)                                             $     (1.53)
                                                    =============                                            =============

Weighted average number of common shares outstanding:
  Basic and diluted                                    4,723,052                         (A)      625,000       5,348,052


(a) Represents historical financial statement of MTM Technologies, Inc. as of March 31, 2004 derived from the consolidated financial statements included in MTM Technologies, Inc. Annual Report on Form 10-K for the year ended March 31, 2004.

(b) Represents historical financial statement of Network Catalyst, Inc. as of December 31, 2003 derived from the audited financial statements of Network Catalyst, Inc. for the six months ended June 30, 2004 and the year ended December 31, 2003.

(c) The pro forma adjustment gives effect to stock consideration given as part of the purchase price for the acquisition of net assets and operations of Network Catalyst, Inc.

(A) To give effect to the $1,000,000 in stock consideration as part of the purchase price for acquired net assets of Network Catalyst, Inc. The market stock price for MTM Technologies, Inc. common stock at September 17, 2004 was $1.60 per share, which is equivalent to 625,000 shares, considered outstanding for the full period shown.

              PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                    FOR THE THREE MONTHS ENDED JUNE 30, 2004
                                   (UNAUDITED)

                                                MTM TECHNOLOGIES, INC.       NETWORK          PRO FORMA        PRO FORMA
                                                 AND SUBSIDIARIES(a)    CATALYST, INC.(b)   ADJUSTMENTS(c)     COMBINED
                                                ---------------------   -----------------   --------------    -----------
NET REVENUES:
Products                                             $12,236,389          $ 6,341,947                         $18,578,336
Services                                               2,996,959            1,860,692                           4,857,651
                                                    -------------        -------------                       -------------
                                                      15,233,348            8,202,639                          23,435,987
                                                    -------------        -------------                       -------------
COSTS AND EXPENSES:                                                                                                     -
Cost of products sold                                 11,416,599            5,396,253                          16,812,852
Cost of services provided                              2,355,407            1,621,604                           3,977,011
Selling, general and administrative expenses           3,841,466              881,516                           4,722,982
                                                    -------------        -------------                       -------------
                                                      17,613,472            7,899,373                          25,512,845
                                                    -------------        -------------                       -------------
                                                                                                                        -
Other Income                                                 -                                                        -

Interest expense                                         124,558               69,748                             194,306
                                                    -------------        -------------                       -------------
NET (LOSS) INCOME                                     (2,504,682)             233,518                          (2,271,164)
                                                    =============        =============                       =============

Net (loss) income per common shares:
  Basic and diluted                                  $     (0.53)                                             $     (0.42)
                                                    =============                                            =============

Weighted average number of common shares outstanding:
  Basic and diluted                                    4,731,471                         (A)      625,000       5,356,471


(a) Represents historical financial statement of MTM Technologies, Inc. as of June 30, 2004 derived from the consolidated financial statements included in MTM Technologies, Inc. Quarterly Report on Form 10-Q for the three months ended June 30, 2004.

(b) Represents historical financial data of Network Catalyst, Inc. as of June 30, 2004 derived from the financial records of Network Catalyst, Inc. for the three months ended June 30, 2004.

(c) The pro forma adjustments give effect to stock consideration given as part of the purchase price for the acquisition of net assets and operations of Network Catalyst, Inc.

(A) To give effect to the $1,000,000 in stock consideration as part of the purchase price for the acquired assets of Network Catalyst, Inc. The market stock price for MTM Technologies, Inc. common stock at September 17, 2004 was $1.60 per share, which is equivalent to 625,000 shares, considered outstanding for the full period shown.

              PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                    FOR THE THREE MONTHS ENDED JUNE 30, 2003
                                   (UNAUDITED)

                                                MTM TECHNOLOGIES, INC.       NETWORK          PRO FORMA        PRO FORMA
                                                 AND SUBSIDIARIES(a)    CATALYST, INC.(b)   ADJUSTMENTS(c)     COMBINED
                                                ---------------------   -----------------   --------------    -----------
NET REVENUES:
Products                                             $ 8,367,376           $ 6,636,502                        $15,003,878
Services                                               5,271,376             2,143,734                          7,415,110
                                                    -------------        -------------                       -------------
                                                      13,638,752             8,780,236                         22,418,988
                                                    -------------        -------------                       -------------
COSTS AND EXPENSES:
Cost of products sold                                  8,039,110             5,715,146                         13,754,256
Cost of services provided                              3,051,432             1,728,588                          4,780,020
Selling, general and administrative expenses           2,408,322             1,161,499                          3,569,821
                                                    -------------        -------------                       -------------
                                                      13,498,864             8,605,233                         22,104,097
                                                    -------------        -------------                       -------------

Other Income                                               1,897                12,400                             14,297

Interest expense                                         104,646                50,914                            155,560
                                                    -------------        -------------                       -------------
NET (LOSS) INCOME                                    $    37,139             $ 136,489                        $   173,628
                                                    =============        =============                       =============

Net (loss) income per common shares:
  Basic and diluted                                  $      0.01                                              $      0.03
                                                    =============                                            =============

Weighted average number of common shares outstanding:
  Basic and diluted                                    4,723,152                         (A)      625,000       5,348,152


(a) Represents historical financial statement of MTM Technologies, Inc. as of June 30, 2003 derived from the consolidated financial statements included in MTM Technologies, Inc. Quarterly Report on Form 10-Q for the three months ended June 30, 2004.

(b) Represents historical financials of Network Catalyst, Inc.as of June 30, 2003 derived from the financial records of Network Catalyst, Inc. for the three months ended June 30, 2003.

(c) The pro forma adjustments give effect to stock consideration given as part of the purchase price for the acquisition of net assets and operations of Network Catalyst, Inc.

(A) To give effect to the $1,000,000 in stock consideration as part of the purchase price for the acquired net assets of Network Catalyst, Inc. The market stock price for MTM Technologies, Inc. common stock at September 17, 2004 was $1.60 per share, which is equivalent to 625,000 shares, considered outstanding for the full period shown.